Exhibit 4.2


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of January 10, 2005, by and among UNITED NETWORK MARKETING SERVICES, INC. (the "COMPANY"), and the investors signatory hereto (each a "PURCHASER" and collectively, the "PURCHASERS").

         This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof by and among the Company and the Purchasers (the "PURCHASE AGREEMENT").

         The Company and the Purchasers hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "CLOSING DATE" shall have the meaning of such term as set forth in the Purchase Agreement.

          "COMMON STOCK" means the common stock, $.001 par value, of the Company.

         "CONVERTIBLE PREFERRED STOCK" means the Series B Convertible Preferred Stock issued by the Company to the Purchasers pursuant to the Purchase Agreement.

         "EFFECTIVENESS DATE" means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the earlier of (a) the 90th calendar day from the Filing Date (or the 120th day if reviewed by the Commission), and (b) the date on which the Commission declares the effectiveness of the Registration Statement.

         "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section
2(a).

         "FILING DATE" means, with respect to the Registration Statement required to be filed hereunder, the date ninety (90) calendar days from the Closing Date.

         "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

         "HOLDERS' REPRESENTATIVE" means Duncan Capital LLC, or any other person that has been appointed by the Holders of a majority of the Registrable Securities to act as representative of the Holders for purposes of this Agreement.

         "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

         "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).

         "LOSSES" shall have the meaning set forth in Section 5(a).

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          "PROCEEDING" means an action, claim, suit, investigation or proceeding
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "REGISTRABLE SECURITIES" means the shares of Common Stock issuable upon any conversion of the Convertible Preferred Stock and exercise of the Warrants, and any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

         "REGISTRATION STATEMENT" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

         "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "TRADING DAY" means (i) a day on which the Common Stock is traded or quoted on a Trading Market, or (ii) if the Common Stock is not traded or quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not traded or quoted as set forth in (i), and (ii) hereof, that Trading Day shall mean a Business Day.

         "WARRANTS" means the warrants issued by the Company to the Purchasers pursuant to the Purchase Agreement.

         2. Registration.

                  (a) Mandatory Registration. No later than the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities which a Holder has requested to be included in such Registration Statement and for which such


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Holder has provided the Company with a completed Selling Securityholder
Questionnaire, which offering shall be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form SB-2 (or other applicable form). The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the "PLAN OF DISTRIBUTION" substantially in the form attached hereto as ANNEX A (which may be modified as required by the Securities Act and the rules and regulations thereunder and to respond to comments, if any, received by the Commission). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or other restrictions pursuant to Rule 144(k) (the "EFFECTIVENESS PERIOD").

                  (b) Filing Default Liquidation Damages. If a Registration Statement is not filed on or prior to the Filing Date, then the Company shall pay to each Holder an amount in cash until the earlier of the date a Registration Statement is filed and the Registrable Securities may be sold pursuant to Rule 144(k), as liquidated damages and not as a penalty, equal to
(i) one (1%) percent of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for the first thirty (30) days (or a pro rata portion of one (1%) percent for any part thereof) following the Company's failure to file, and (ii) an additional one (1%) percent of the aggregate purchase paid by such Holder thereunder for each thirty (30) day period subsequent thereto (or a pro rata portion of one (1%) percent for any part thereof), such payment(s) to be made in immediately available funds no later than five (5) business days after the first date of each thirty (30) day period (or any part thereof), as the case may be, during the Company's failure to file.

                  (c) Effectiveness Default Liquidation Damages. In addition to any liquidated damages paid, accrued and/or to be paid pursuant to Section 2(b), if (1) a Registration Statement is not declared effective on or prior to ninety
(90) days from the Filing Date (or one hundred twenty (120) days if reviewed by the Commission), or (2) if a Registration Statement has been declared effective and subsequent thereto is not effective for any period of time until the date no Holder owns any Registrable Securities (an "EFFECTIVENESS DEFAULT"), then the Company shall pay to each Holder an amount in cash until the date a Registration Statement is declared effective (and permits the resale of the Registrable Securities covered thereby)(or if previously declared effective until the date the Registration Statement becomes effective (and otherwise permits the resale of the Registrable Securities covered thereby) again), as liquidated damages and not as a penalty, equal to (i) one (1%) percent of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for the first thirty (30) days (or a pro rata portion of one percent (1%) for any part thereof), and (ii) an additional one percent (1%) of the aggregate purchase price paid by such Holder thereunder for each thirty (30) day period subsequent thereto (or a pro rata portion of one percent (1%) for any part thereof) until the earlier of (a) such date the Registration Statement is declared effective (or if previously declared effective until the date the Registration Statement becomes effective (and otherwise permits the resale of the Registrable Securities covered thereby) again), and (b) the Registrable Securities may be sold pursuant to Rule 144(k); provided, however, for purposes of this subsection (c), it shall not be considered an Effectiveness Default during any such period in which there is a


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Material Development Condition (as defined below) which is permitted pursuant to
Section 6(o). Any such payment(s) shall be made in immediately available funds no later than five (5) days after the first day of each 30 day period of each such Effectiveness Default.

                  (d) Piggyback Registrations Rights.

                           (i) If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities (other than the Registrable Securities of a Holder that failed to comply with its obligations under Section 2(d) or
         Section 3(j)), and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee or consultant benefit plans), then the Company shall send to each Holder a written notice of such determination and, if within ten (10) days after receipt by a Holder, the Company shall receive a request in writing from any such Holder, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that (A) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, and (B) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, in any such case without any obligation or liability to any Holder. Any Holder who elects to include Registrable Securities in a registration statement pursuant to this Section 2(d) shall sell such Registrable Securities on the same terms and conditions as the equity securities of the Company or others (other than other Holders) are being sold pursuant to such registration statement. Notwithstanding the foregoing, nothing in this
         Section 2(d) shall permit the Company to file a registration statement in contravention of the restrictions in Section 6(b).

                           (ii) Notwithstanding anything in this Section 2(d) to the contrary, with respect to any registration described in this
         Section 2(d) that is an underwritten registration of the Company's securities for the Company's own account, if the managing underwriter advises the Company that the inclusion of some or all of the Registrable Securities requested to be included in such registration would interfere with the successful marketing (including pricing) of the equity securities of the Company to be registered by the Company, then the number of shares to be included in any such registration shall be included in the following order: (A) first, the shares to be registered by the Company; and (B) second, the Registrable Securities of the Holders requested to be included in such registration pursuant to Section 2(d)(i), on a pro-rata basis based on the Holders' respective percentage ownership of the Company on a fully-diluted basis, and (C) third, Registrable Securities of all other holders who


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         are entitled to include securities in such registration, on a pro-rata basis based on such holders' respective percentage ownership of the Company on a fully-diluted basis.

                           (iii) Notwithstanding anything in this Section 2(d) to the contrary, with respect to any registration described in this
         Section 2(d) that is an underwritten registration of the Company's securities for the account of other holders of such securities ("the "Demanding Holders"), if the managing underwriter advises the Company that the inclusion of some or all of the Registrable Securities requested to be included in such registration pursuant to clause (i) of this Section 2(d) would interfere with the successful marketing (including pricing) of the equity securities of the Company to be registered by the Company, then the number of shares to be included in any such registration shall be included in the following order: (A) first, the securities of the Demanding Holders, (B) second, the Registrable Securities of the Holders requested to be included in such registration pursuant to Section 2(d)(i), on a pro-rata basis based on the Holders' respective percentage ownership of the Company on a fully-diluted basis, (C) third, any shares to be registered by the Company for its own account, and (D) fourth, Registrable Securities of all other holders who are entitled to include securities in such registration, on a pro-rata basis based on such holders' respective percentage ownership of the Company on a fully-diluted basis.

                  (e) Sufficient Number of Shares Registered. In the event the number of shares of Common Stock covered under a Registration Statement filed pursuant to Section 2(a) or Section 2(d) is insufficient to cover all of the Registrable Securities which such Registration Statement is required to cover, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the Registrable Securities, in each case, as soon as practicable, but in any event not later than ten (10) business days after the necessity therefor arises. The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

                  (f) Participation in Underwritten Registrations. No Holder may participate in any underwritten registration with respect to the Registrable Securities unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting agreements.

                  (g) Other Requirements. In connection with any Registration Statement under Section 2(a) or any registration statement under Section 2(d), Holders whose Registrable Securities are included therein shall provide such information and shall execute and deliver to the Company such documents, including, but not limited to, a selling securityholder questionnaire in customary form and substance reasonably satisfactory to the Company, as the Company may reasonably request in order to effect such registration pursuant to this Agreement and in accordance with applicable securities laws.

         3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:


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                  (a) Not less than three (3) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders' Representative copies of all such documents substantially in the form proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of the Holders' Representative, and (ii) subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company, cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably practicable, upon request, provide the Holders' Representative true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company).

                  (c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to the Holders' Representative, subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of


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the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) Promptly deliver to each Holder no later than five (5) business days after the Effectiveness Date, without charge, two (2) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

                  (f) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                  (g) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

                  (h) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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                  (i) Use its reasonable commercial efforts to comply in all material respects with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

                  (j) The Company shall not be required to include in any Registration Statement the Registrable Securities of any Holder that does not complete a Selling Shareholder Questionnaire.

                  (k) The Company shall use its commercially reasonable efforts to maintain at least two (2) market makers that are registered with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                  (l) The Company shall make all documents, files, books, records, officers, directors and employees of the Company reasonably available to the Holders' Representative, one legal counsel to the Holders and one firm of accountants retained by the Holders (collectively, the "INSPECTORS"), and make such other accommodations as are reasonably necessary for the Inspectors, if any, to perform a due diligence review of the Company; provided, however, that all such information ("CONFIDENTIAL INFORMATION") will be kept confidential and not utilized by the Inspectors except as contemplated herein and except as required by law or court order. The term Confidential Information also includes any information included in a draft Registration Statement or any related Prospectus or any amendment or supplement thereto provided to a Holder pursuant to Section 3(a); for the avoidance of doubt, however, as noted in Section 3(a) above, the Company shall not furnish to Holders, without their prior approval, any information that constitutes or might constitute material, non-public information. The term Confidential Information does not include information that
(a) is already in possession of such other party (other than that which is subject to another confidentiality agreement or unless obtained from a third party where the receiving party knows that the third party was subject to a confidentiality agreement), (b) becomes generally available to the public, or
(c) becomes available on a non-confidential basis from a source other than the Company unless obtained from a third party where the receiving party knows that the third party was subject to a confidentiality agreement. Each Holder agrees that it shall, upon learning that disclosure of such Confidential Information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

                  (m) The Company shall hold in confidence and not make any disclosure of information concerning any Holder provided to the Company unless
(a) such information is already in possession of the Company, (b) such information becomes available to the Company on a non-confidential basis from a person other than such Holder who is not known by the Company to be otherwise bound by a confidentiality or comparable agreement with such Holder (c) disclosure of such information is necessary to comply with federal or state securities laws, (d) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or Prospectus,
(e) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (f) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other


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agreement to which the Company is a party, or (g) such Holder consents to the form and content of any such disclosure (the Holders shall be deemed to consent to the inclusion of any information provided in the Selling Shareholder Questionnaire, in the Registration Statement, any Prospectus related thereto, and any amendments or supplements thereto). The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  (n) The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as the Holder owns any Registrable Securities, but in no event longer than two (2) years; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall use commercially reasonable efforts to take such further action as any Holder of Registrable Securities may reasonably request (including without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel or any other advisor retained by the Holders and discounts, fees and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) to effect compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company,
(v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or other trading market as required hereunder.

         5. Indemnification


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                  (a) Indemnification by the Company. The Company shall,
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's actions to enforce the provisions of this Section 5) (collectively, "LOSSES"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue (or alleged untrue) statements or omissions (or alleged omissions) are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has reviewed Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), or (3) the failure of the Holder to deliver a Prospectus as amended or supplemented prior to the confirmation of a sale. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed by such Holder expressly for use in the Registration Statement (it being understood that the Holder has reviewed Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), or (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale. In no event shall the liability of any selling Holder hereunder be greater in amount than the gross proceeds received by the Holder with respect to the sale of its Registrable Securities.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed to assume the defense of such Proceeding in a timely manner and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing that a conflict of interest would exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within fifteen (15) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

                  (d) Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 5(d). Notwithstanding the provisions of Section 5(d), no Holder shall be required to indemnify or contribute, in the aggregate, pursuant to this Article 5, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. No party guilty of fraudulent misrepresentation pursuant to Section 11(f) of the Securities Act shall be entitled to contribution from any other party.

         6. Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) No Piggyback on Registrations. Other than those securities that may be issued to Holders and/or any placement agent and/or its designee(s), the securities set forth on Schedule 3.1(v) of the Purchase Agreement and such other securities as may be consented to in writing by such placement agent, neither the Company nor any of its security holders may include securities of the Company in a Registration Statement filed pursuant to Section 2(a) hereof. Other than pursuant to rights granted to any placement agent and/or to Holders in this Agreement, no Person has any right to cause the Company to effect a registration under the Securities Act of any securities of the Company.

                  (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

                  (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least sixty-six percent (66%) of the then outstanding Registrable Securities (assuming the conversion of all Convertible Preferred Stock and exercise of all Warrants, whether converted or exercised or not), whereupon such amendment, modification, supplement or waiver shall be binding on all Holders; provided, however, that no consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (on a pro-rata basis) is also offered to all of the Holders under this Agreement.

                  (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (ii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement

                  (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                  (h) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto.

                  (j) Cumulative Remedies. Subject to the first sentence of
Section 6(a), the remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (l) Headings; Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. References to Sections mean Sections of this Agreement unless otherwise stated.

                  (m) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement. The Company has elected to provide all Purchasers with the same terms and documents for the convenience of the Company and not because it was required to do so by the Purchasers.

                  (n) Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by any Holder to any permitted transferee of all or any portion of Registrable Securities if: (a) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; and (c) at or before the time the Company receives the written notice contemplated by clause
(b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

                  (o) Deferral Period. With respect to any Registration Statement filed or to be filed pursuant to Section 2, if the Company determines that, in its good faith judgment, it would (because of the existence of, or in reasonable anticipation of, any acquisition or corporate reorganization or other transaction, financing activity, stock repurchase or other material development involving the Company or any subsidiary, or the unavailability for reasons beyond the Company's control of any required financial statements or other material information, or any other event or condition material to the Company or any subsidiary) be materially disadvantageous to the Company to proceed with such Registration Statement or that the Company is required by applicable law, rules or regulations not to proceed with the Registration Statement (a "MATERIAL DEVELOPMENT CONDITION"), then the Company shall, notwithstanding any other provisions of this Agreement, be entitled, upon the giving of a written notice that a Material Development Condition has occurred (a "DELAY NOTICE") from an officer of the Company to the Holders' Representative, as the representative of the Purchasers, (i) to cause sales of Registrable Securities by the Purchasers pursuant to such Registration Statement to cease, (ii) to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement suspended, or (iii) in the event no such Registration Statement has yet been filed or declared effective, to delay filing or effectiveness of any such Registration Statement until, in the good faith judgment of the Company, such Material Development Condition shall be disclosed or no longer exists (notice of which the Company shall promptly deliver to the Placement Agent, as the representative of the Purchasers). Notwithstanding the foregoing provisions of this Section 6(o), (1) in no event may such cessation or delay be for a period of more than sixty (60) consecutive days from giving of its Delay Notice to the Purchasers with respect to such Material Development Condition, as above provided, or more than one hundred twenty (120) days in any twelve (12) months; and (2) in the event a Registration Statement is filed and subsequently withdrawn by reason of any existing or anticipated Material Development Condition as provided above, the Company shall cause a new Registration Statement covering the Registrable Securities to be filed with the Commission as soon as reasonably practicable after such Material Development Condition ceases to exist or, if sooner, as soon as practicable after the expiration of such sixty (60) day period.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                     UNITED NETWORK MARKETING SERVICES, INC.


                                     By: /s/ John Bellamy
                                         ----------------------------------
                                         Name:  John Bellamy
                                         Title:  Chief Executive Officer

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            DCOFI Master LDC
                                            ----------------------------------


                                            By: /s/ Richard Smithline
                                                ------------------------------
                                                Name: Richard Smithline
                                                Title:  Director



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            Bridges & Pipes LLC
                                            ----------------------------------


                                            By: /s/ David Fuchs
                                                ------------------------------
                                                Name: David Fuchs
                                                Title:  Managing Member



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            H T Ardinger & Sons
                                            ----------------------------------


                                            By: /s/ H T Ardinger
                                                ------------------------------
                                                Name: H T Ardinger
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            Bushido Capital Master Fund L.P.
                                            ----------------------------------


                                            By: /s/ Louis Rabman
                                                ------------------------------
                                                Name: Louis Rabman
                                                Title:  President



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                          Gamma Opportunity Capital Partners, LP
                                          --------------------------------------


                                          By: /s/ Jonathon P. Knight
                                              ----------------------------------
                                              Name: Jonathon P. Knight
                                              Title:  President



                                          --------------------------------------

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                          --------------------------------------

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            Bristol Investment Fund, Ltd.
                                            ----------------------------------


                                            By: /s/ Paul Kessler
                                                ------------------------------
                                                Name: Paul Kessler
                                                Title:  Director



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            AJW QUALIFIED PARTNERS, LLC
                                            ----------------------------------


                                            By: /s/ Corey Ribotsky
                                                ------------------------------
                                                Name: Corey Ribotsky
                                                Title:  Manager,
                                                        AJW Manager, LLC



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            AJW OFFSHORE LTD
                                            ----------------------------------


                                            By: /s/ Corey Ribotsky
                                                ------------------------------
                                                Name: Corey Ribotsky
                                                Title: Manager,
                                                       First Street Mgr II, LLC



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                          NEW MILLENIUM CAPITAL PARTNERS II, LLC
                                          --------------------------------------


                                          By: /s/ Corey Ribotsky
                                              ----------------------------------
                                              Name: Corey Ribotsky
                                              Title: Manager,
                                                     First Street Mgr II, LLC



                                          --------------------------------------

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                          --------------------------------------

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            AJW PARTNERS, LLC
                                            ----------------------------------


                                            By: /s/ Corey Ribotsky
                                                ------------------------------
                                                Name: Corey Ribotsky
                                                Title: Manager,
                                                       SMS Manager, LLC



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            ANASAZI PARTNERS III LLC
                                            ----------------------------------


                                            By: /s/ Christopher P. Baker
                                                ------------------------------
                                                Name: Christopher P. Baker
                                                Title: Manager,
                                                       CP Baker LLC, ITS Mgr



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            CHRISTOPHER P. BAKER
                                            ----------------------------------


                                            By: /s/ Christopher P. Baker
                                                ------------------------------
                                                Name: Christopher P. Baker
                                                Title:  Individual



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            ANASAZI PARTNERS III OFFSHORE LTD
                                            ----------------------------------


                                            By: /s/ Christopher P. Baker
                                                ------------------------------
                                                Name: Christopher P. Baker
                                                Title: Manager,
                                                       CP Baker LLC, ITS Mgr



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            ROYAL CAPITAL VALUE FUND, LP
                                            ----------------------------------


                                            By: /s/ Yale Fergong
                                                ------------------------------
                                                Name: Yale Fergong
                                                Title: Managing Partner



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            ROYAL CAPITAL VALUE FUND (QP) LP
                                            ----------------------------------


                                            By: /s/ Yale Fergong
                                                ------------------------------
                                                Name: Yale Fergong
                                                Title: Managing Partner



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            ROYALCAP VALUE FUND, LTD.
                                            ----------------------------------


                                            By: /s/ Yale Fergong
                                                ------------------------------
                                                Name: Yale Fergong
                                                Title: Managing Partner



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)



                                            VICIS CAPITAL MASTER FUND
                                            ----------------------------------


                                            By: /s/ Richard Han
                                                ------------------------------
                                                Name: Richard Han
                                                Title: Portfolio Manager



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

                                     ANNEX A

                              PLAN OF DISTRIBUTION

         The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

         o block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o        put or call options transactions;

         o        settlement of short sales;

         o broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale; and

         o        any other method permitted by applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Broker/dealers engaged by the Selling Stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

         The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the donees, pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the donee, pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

         The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

         At the time a particular offering of securities is made, to the extent required, a prospectus supplement will be distributed which will set forth the number of securities being offered and the terms of the offering, including the purchase price or the public offering price, the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriters for securities purchased from the Selling Stockholders, any discounts, commissions and other items constituting compensation from the selling security holders and any discounts, commissions or concessions allowed or reallowed or paid to dealers.

         Pursuant to applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the securities offered under this prospectus may not simultaneously engage in market activities for the shares of common stock for a period of five business days prior to the commencement of such distribution. In addition, each Selling Stockholder and any other person who participates in a distribution of the securities will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and may affect the marketability of the securities and the ability of any person to engage in market activities for the shares of common stock.

         The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.